SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                   November 24, 1998
Date of Report (Date of earliest event reported): (November 19, 1998)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                          MISSOURI
         (State or Other Jurisdiction of Incorporation)


               1-13248                               43-1674052
    (Commission File Number)             (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri         63103-2275
 (Address of principal executive offices)           (Zip Code)

                           314-923-4444
      (Registrant's telephone number, including area code)

                          Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)



Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Account.

     Not applicable.

Item 5.  Other Events.

Status of Blue Cross and Blue Shield Licenses

At a meeting held on November 19, 1998, the Board of Directors of the Blue Cross and Blue Shield Association ("BCBSA"), approved the reinstatement, effective as of October 29, 1998, of the licenses to use the Blue Cross and Blue Shield service marks, granted to the Registrant, RightCHOICE Managed Care, Inc. (the "Company"), its parent, Blue Cross and Blue Shield of Missouri, ("BCBSMo"), and two wholly owned subsidiaries of the Company, Healthy Alliance Life Insurance Company and HMO Missouri, Inc. (the "licensed affiliates"). The approval clarified the rights of the Company and its licensed affiliates, to continue uninterrupted, the use of the service marks following actions taken by the BCBSA which resulted from an Order issued on October 29, 1998 by the Circuit Court of Cole County, Missouri (the "Court"), in the case styled Blue Cross and Blue Shield of Missouri, v. Jay Angoff, et al, Cause No. CV 196-0619CC (the "October 29 Order").

The October 29 Order provided for the appointment of Robert G. Russell as Receiver/Custodian pendente lite to, among other things, take exclusive possession and control of all of the issued and outstanding shares of the Company's Class B Common Stock, all of which is owned by BCBSMo. On November 2, 1998, the BCBSA notified the Company and its licensed affiliates that their licenses to use the Blue Cross and Blue Shield service marks had terminated automatically pursuant to their terms on October 29, 1998 as a result of the October 29 Order, and filed a Complaint against the Company and its licensed affiliates alleging inter alia service mark infringement and breach of license agreements as a result of the continued use of the service marks following the issuance of the October 29 Order (the "BCBSA Complaint"). On November 4, 1998, after BCBSMo filed its Motion to Vacate Order and its Memorandum in Support of Motion to Vacate in response to the October 29 Order, the Court issued two orders (the "November 4 Orders"). The first order set aside the October 29 Order and declared it to be void ab initio, or "void from the beginning." The second order appointed Robert G. Russell as special master for the purpose of collecting and analyzing information related to the proposed settlement of the litigation cited above. On November 6, 1998, the Court issued an Order of Reference (the "November 6 Order") for the special master. The BCBSA has agreed to dismiss the BCBSA Complaint.

Each of the reinstated license agreements approved by the BCBSA, includes an addendum which provides, among other things, that the licenses granted under such license agreements will be reviewed by the BCBSA at the next regularly scheduled meeting of the BCBSA Board of Directors on March 11, 1999. If on or before March 11, 1999, the BCBSA does not extend the termination dates for the license agreements until the next regularly scheduled meeting of the BCBSA Board of Directors after March 11, 1999 or otherwise modify the addenda, the license agreements will terminate on March 11, 1999. This "board-to-board" extension of the license agreements has been adopted in conjunction with the issuance of reinstated licenses granted to other BCBSA licensees following a license termination. There can be no assurances that the BCBSA will take the necessary and appropriate action to extend the license agreements beyond March 11, 1999 or any time thereafter.

The Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 2, 1998, included as Exhibits the Company's press release concerning the October 29 Order and a copy of the October 29 Order. The Company's Form 8-K filed with the SEC on November 6, 1998, included as Exhibits a copy of the BCBSA Complaint, BCBSMo's Motion to Vacate Order and BCBSMo's Memorandum in Support of Motion to Vacate and the November 4 Orders. The Company's Form 10-Q Quarterly Report for the Quarter ended September 30, 1998 filed with the SEC on November 16, 1998, included as an Exhibit, a copy of the November 6 Order.

The licenses of the Company and its licensed affiliates, and the addenda thereto effective as of October 29, 1998, are attached as Exhibits 10.6.5 - 10.13.4 hereto and are incorporated herein by reference.

Status of Litigation relating to the Reorganization and Public Offering

On November 24, 1998, the Supreme Court of Missouri granted the motion of the Company's parent Company, BCBSMo, to accept transfer of the litigation related to the Reorganization and Public Offering (described below)(the "November 24 Transfer Order"). As a result of this action, the opinion of the Missouri Court of Appeals dated August 4, 1998 (described below) has been vacated. The Missouri Supreme Court will now decide the appeals as if they were original appeals in that Court. If the Missouri Supreme Court had denied the request for transfer, the opinion of the Missouri Court of Appeals dated August 4, 1998 would have become final without modification and the case would have been remanded to the Circuit Court of Cole County, Missouri (the Circuit Court) for further proceedings to determine the remedy for the violation of BCBSMo's statutory purposes that, as described below, the Circuit Court previously found to have occurred.
A copy of the November 24 Transfer Order is attached to this Report as Exhibit 99(a).

The following is a summary of the events regarding the litigation related to the Reorganization and Public Offering, and related matters, that have preceded the November 24
Transfer Order described above.

In August 1994, BCBSMo transferred certain assets to the Company in connection with an offering to the public of 20 percent of the common stock of the Company (such events are referred to collectively as the Reorganization and Public Offering). Although the Director of the DOI (the Director) formally approved the Reorganization and Public Offering on April 14, 1994, the Director and the DOI subsequently claimed that the Reorganization and Public Offering violated state laws and that BCBSMo was obligated to transfer all of its assets, including all of its Company stock, to the State of Missouri or a charity designated by the State of Missouri. The Director and the DOI threatened to bring legal action, seek a receivership or terminate BCBSMo's insurance license unless BCBSMo gave up its assets.

BCBSMo's extensive efforts to resolve the dispute without litigation were unsuccessful. On May 13, 1996, BCBSMo filed a declaratory judgment action in the Circuit Court against the Director, the DOI and the Missouri Attorney General (the Missouri Attorney General was a necessary party due to his sole authority to enforce nonprofit corporation laws).

On June 13, 1996, the Director and the DOI filed an answer and counterclaims. The answer set forth several affirmative defenses, including alleged fraud and negligent misrepresentation with respect to the application filed by BCBSMo seeking approval of the Reorganization and Public Offering. The counterclaims alleged violations of certain health services corporation and nonprofit corporation statutes. The Director's and the DOI's counterclaims sought, among other things: (i) permanent injunctions against BCBSMo;
(ii) imposition of a trust on BCBSMo's assets for public benefit purposes; (iii) return of profits from Medigap policies reinsured with a subsidiary; and (iv) an accounting of all assets transferred by BCBSMo.

On June 20, 1996, the Missouri Attorney General filed an answer and counterclaim alleging that the Reorganization and Public Offering, and the continued operations through the Company and its subsidiaries, exceeded BCBSMo's statutory purposes. The Missouri Attorney General requested a declaration that BCBSMo exceeded its lawful authority and sought such relief as the Circuit Court would determine to be appropriate under the circumstances based on a statute that authorizes judicial dissolution or less drastic alternative relief in the Circuit Court's discretion.

On September 9, 1996 (the September 9 Order), the Circuit Court granted BCBSMo's motion for summary judgment against the Director and the DOI, rejected all of the Director's and the DOI's affirmative defenses (including allegations of fraud), issued a permanent injunction against the Director and the DOI and declared that: (i) under Missouri law the Director and the DOI had no authority to demand that BCBSMo make a payment as a result of the Reorganization and Public Offering; (ii) under Missouri law the Director and the DOI had no jurisdiction to take any action, the practical effect of which would be to amend, modify or reverse the Director's April 14, 1994 final administrative approval of the Reorganization and Public Offering; (iii) under Missouri law the Director and the DOI had no jurisdiction to take any administrative action, including but not limited to, revoking, suspending or refusing to renew BCBSMo's Certificate of Authority based in any way on the Reorganization and Public Offering and the consequences thereof or BCBSMo's refusal to make payment as the Director and the DOI had demanded; and (iv) (A) BCBSMo was a mutual benefit type of nonprofit corporation rather than a public benefit type of nonprofit corporation; (B) the Reorganization and Public Offering were authorized under all laws applicable to nonprofit health services corporations; and (C) BCBSMo did not owe the State or any person or entity a "toll charge," "charitable asset settlement" or any other payment as a result of the August 1994 Reorganization and Public Offering. On December 30, 1996, the Circuit Court issued orders modifying the findings and declarations set forth in (iv) above, on the grounds that it was legally unnecessary to resolve such issues since the Circuit Court had already ruled against the Director and the DOI for other reasons.

The September 9 Order permanently enjoined the Director and the DOI from, among other things, (i) revoking, suspending or refusing to renew BCBSMo's insurance license based in any part upon the Reorganization and Public Offering; (ii) commencing a valuation of BCBSMo's assets and demanding a payment as a result of the Reorganization and Public Offering; (iii) commencing any administrative hearing or making any administrative determination based in any part upon the Reorganization and Public Offering; (iv) instituting any seizure, receivership, conservatorship or similar action or proceeding against BCBSMo based in any part upon the Reorganization and Public Offering; and (v) taking any other action, however denominated, against BCBSMo based in any part upon the Reorganization and Public Offering. Although the injunctive relief described above remains in place, the Circuit Court's December 30 Orders (described below) clarify that the injunction does not prohibit the Director and the DOI from asserting that the post-Reorganization and Public Offering operations of BCBSMo may violate the health services corporation laws (even though such operations may have been affected by the Reorganization and Public Offering).

On August 28, 1996, the Director and the DOI filed an amended answer asserting a new counterclaim that the Reorganization and Public Offering were not reasonably designed to serve any of BCBSMo's purposes as a health services corporation and sought a declaration that BCBSMo had exceeded or abused the authority conferred upon it by law. Under this counterclaim, the Director and the DOI sought an order to rehabilitate BCBSMo or, in the alternative, injunctive relief.

On October 18, 1996, the Missouri Attorney General filed a motion for leave to file an amended counterclaim against BCBSMo that sought a declaration that BCBSMo was a public benefit corporation, not a mutual benefit corporation, and requested an order that BCBSMo amend its Articles of Incorporation accordingly. The Circuit Court granted the
Missouri Attorney General's motion for leave to file the amended counterclaim, which remains pending.

On December 30, 1996, the Circuit Court issued five orders (the December 30 Orders): (i) denying BCBSMo's motion for summary judgment against the Missouri Attorney General; (ii) granting the Missouri Attorney General's motion for partial summary judgment against BCBSMo; (iii) denying BCBSMo's supplemental motion for summary judgment against the Director and the DOI on their amended counterclaim; (iv) granting the Director's and the DOI's motion for summary judgment against BCBSMo on their amended counterclaim; and (v) modifying, in part, the Circuit Court's previous September 9 Order as described above. The December 30 Orders declared that (i) BCBSMo had continued to exceed or abuse its statutorily permissible purposes and the authority conferred on it by law; and (ii) BCBSMo is subject to judicial dissolution proceedings, but that prior to ordering dissolution, the Circuit Court is required to consider whether there are alternatives to dissolution and whether dissolution is in the public interest or is the best way of protecting the interests of its members.

The Circuit Court also (i) certified the December 30 Orders and the September 9 Order, as modified, for immediate appeal;
(ii) held in abeyance further proceedings on the Missouri Attorney General's counterclaim pending appeal; and (iii) stayed the legal effect of the order granting the Director and the DOI summary judgment pending the filing of an appeal bond (which BCBSMo promptly filed).

On January 9, 1997, BCBSMo filed a notice of appeal of the December 30 Orders. On January 21, 1997, the Director and the DOI filed a notice of appeal of the September 9 Order, as modified. Oral arguments were heard by the Missouri Court of Appeals on February 24, 1998. On August 4, 1998, the Missouri Court of Appeals entered its opinion affirming the judgments entered December 30, 1996.

On September 20, 1998, the Company and certain of its affiliates entered into various settlement agreements with certain state agencies, including the Missouri Attorney General and the Missouri Department of Insurance (the DOI), which, if consummated, would resolve the outstanding litigation and regulatory disputes between the Company and its affiliates and the State of Missouri, including the litigation related to the Reorganization and the Public Offering, and create an independent health care foundation. The settlement agreements are described further under Note 2, "Contingencies - Litigation with DOI and Attorney General - Status of Proposed Settlement Agreements" of Part I, Financial Information, of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (the "Third Quarter 10-Q"), and such description is incorporated by reference in its entirety herein.

On September 22, 1998, the application of BCBSMo in the Missouri Court of Appeals for rehearing and alternatively for transfer of the case to the Supreme Court of Missouri was denied. On October 7, 1998, BCBSMo requested that the Supreme Court of Missouri accept transfer of the case. As described above, the Missouri Supreme Court granted the request and accepted transfer of the case on November 24, 1998.

As described further in Note 2, "Contingencies - Litigation with DOI and Attorney General - Appointment of Special Master" of the Third Quarter 10-Q, which description is incorporated by reference in its entirety herein, the Circuit Court appointed a special master on November 4, 1998 for the purpose of, among other things, collecting and analyzing information related to options and alternatives for the disposition of the remaining issues in the litigation described below, including the proposed settlement, and there can be no assurance that the transactions contemplated by the settlement agreements will be consummated. The failure to consummate the transactions contemplated by the settlement agreements or to otherwise resolve the litigation related to the Reorganization and Public Offering in a manner satisfactory to the Company could have a material adverse effect on the Company and the market for its stock.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

          10.6.5    Blue Cross License Agreement
                    between BCBSA and BCBSMo.
          10.6.6    Addendum to Blue Cross License
                    Agreement between BCBSA and BCBSMo.
          10.7.4    Blue Shield License Agreement
                    between BCBSA and BCBSMo.
          10.7.5    Addendum to Blue Shield License
                    Agreement between BCBSA and BCBSMo.
          10.8.3    Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and HMO
                    Missouri, Inc.
          10.8.4    Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HMO Missouri, Inc.
          10.9.3    Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and HMO
                    Missouri, Inc.
          10.9.4    Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HMO Missouri, Inc.
         10.10.3    Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and the
                    Registrant.
         10.10.4    Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and the Registrant.
         10.11.3    Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and the
                    Registrant.
         10.11.4    Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and the Registrant.
         10.12.3    Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and Healthy Alliance Life Insurance Company (HALIC).
         10.12.4    Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HALIC.
         10.13.3    Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and HALIC.
         10.13.4    Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HALIC.
         99(a)      Order of Missouri Supreme Court
                    dated November 24, 1998.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.
                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 24, 1998

                              RIGHTCHOICE MANAGED CARE, INC.


                              By:  /s/ Sandra A. Van Trease
                                  Sandra A. Van Trease
                                  Chief Financial Officer,
                                  Executive Vice President and
                                  Chief Operating Officer

                          EXHIBIT INDEX


Exhibit No.         Description

10.6.5              Blue Cross License Agreement
                    between BCBSA and BCBSMo.
10.6.6              Addendum to Blue Cross License
                    Agreement between BCBSA and BCBSMo.
10.7.4              Blue Shield License Agreement
                    between BCBSA and BCBSMo.
10.7.5              Addendum to Blue Shield License
                    Agreement between BCBSA and BCBSMo.
10.8.3              Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and HMO
                    Missouri, Inc.
10.8.4              Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HMO Missouri, Inc.
10.9.3              Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and HMO
                    Missouri, Inc.
10.9.4              Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HMO Missouri, Inc.
10.10.3             Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and the
                    Registrant.
10.10.4             Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and the Registrant.
10.11.3             Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and the
                    Registrant.
10.11.4             Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and the Registrant.
10.12.3             Blue Cross Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and
                    HALIC.
10.12.4             Addendum to Blue Cross Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HALIC.
10.13.3             Blue Shield Controlled Affiliate
                    License Agreement among BCBSA, BCBSMo, and
                    HALIC.
10.13.4             Addendum to Blue Shield Controlled
                    Affiliate License Agreement among BCBSA, BCBSMo, and HALIC.
99(a)               Order of Missouri Supreme Court
                    dated November 24, 1998.